Onerous Contracts	12 Months Ended
Dec. 31, 2021
Onerous Contracts [Abstract]
Onerous Contracts
Note 21 - Onerous Contracts
Onerous contracts are comprised of the following:

	As of December 31,
(In $ millions)	2021	2020
Onerous rig contract "Tivar"	16.8	16.8
Onerous rig contract "Vale"	26.9	26.9
Onerous rig contract "Var"	27.6	27.6
Total	71.3	71.3
Onerous contracts relate to the estimated excess of remaining shipyard installments to be made to Keppel FELS over the fair value estimate for the jack-up drilling rigs "Tivar", "Vale" and "Var".
As a result of amended agreements with Keppel FELS in January 2021, "Tivar" is expected to be delivered in the second quarter of 2023 and "Vale" and "Var" are expected to be delivered in the third quarter of 2023. (see Note 20 - Long-Term Debt).